SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      January 27, 1999 (November 16, 1998)



                           AMERICAN TOWER CORPORATION
             (Exact name of registrant as specified in its Charter)

         Delaware                    001-14195                   65-0723837
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)

                      116 Huntington Avenue
                     Boston, Massachusetts                   02116
             (Address of principal executive offices)      (Zip Code)

                                 (617) 375-7500
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

This report is being filed with respect to the following acquisitions:

(1) On November 16, 1998, American Tower Corporation (the "Company" or "ATC") entered into an Agreement and Plan of Merger ("the Omni Merger Agreement") with OmniAmerica, Inc., a Delaware corporation ("Omni"), and American Towers, Inc., a wholly owned subsidiary of ATC and a Delaware corporation ("ATI"), pursuant to which Omni will merge with and into ATI, which will be the surviving corporation.

(2) On November 16, 1998, ATC entered into an Agreement and Plan of Merger (the "TeleCom Merger Agreement") with TeleCom Towers, L.L.C., a Delaware limited liability company ("TeleCom"), and ATI, pursuant to which TeleCom will merge with and into ATI, which will be the surviving corporation. On December 18, 1998, ATC entered into an Amended and Restated Agreement and Plan of Merger (the "TeleCom Amended Agreement") with TeleCom, ATI, and ATC Merger Corporation, a wholly owned subsidiary of ATI and a Delaware corporation ("ATMC"), pursuant to which ATMC will merge with and into TeleCom, which will be the surviving entity. The TeleCom Amended Agreement was further amended on December 23, 1998 by the Amendment (the "Amendment") to the TeleCom Amended Agreement with TeleCom, ATI, and ATMC.

     The Omni Merger Agreement and the TeleCom Merger Agreement were filed with and described in the Current Report on Form 8-K filed by the Company on November 30, 1998. The TeleCom Amended Agreement and the Amendment were filed with and described in the Current Report on Form 8-K filed by the Company on January 8, 1999. The Company did not provide audited or pro forma financial information in either filing and has not provided such financial information herewith as the Company has previously reported the required information as set forth below.

(a)      Financial Statements of business acquired.

Pursuant to Regulation 240.15d-11, the Company satisfied the requirements of Form 8-K, that require it to provide financial statements for the periods specified in Regulation 210.3.05, in the Company's Registration Statements on Form S-4 (File No. 333-70683 and File No. 333-70685) as filed on January 15, 1999 and declared effective by the Securities and Exchange Commission on such date.

The financial statements of Omni and TeleCom were provided in the Registration Statements on Form S-4 as follows:

         OmniAmerica, Inc. and Subsidiaries

         Reports of Independent Auditors
         Consolidated Balance Sheets as of June 30, 1997 and 1998 and
         September 30,1998  (unaudited)
         Consolidated Statements of Earnings for the years ended June 30, 1996, 1997 and 1998 and three months ended September 30, 1997 and 1998 (unaudited)
         Consolidated Statements of Stockholders' Equity for the years ended June 30, 1996, 1997 and 1998 and three months ended September 30, 1998 (unaudited)
         Consolidated Statements of Cash Flows for the years ended June 30, 1996, 1997 and 1998 and three months ended September 30, 1997 and 1998 (unaudited)
         Notes to Consolidated Financial Statements

         TeleCom Towers, L.L.C.

         Report of Independent Auditors
         Balance Sheets as December 31, 1997 and September 30, 1998 (unaudited) Statements of Operations for the period from September 30, 1997 (inception) to December 31, 1997 and nine months ended September 30, 1998 (unaudited)
         Statements of Members' Equity for period from September 30, 1997 (inception) to December 31, 1997 and nine months ended September 30, 1998 (unaudited)
         Statements of Cash Flows for the period from September 30, 1997 (inception) to December 31, 1997 and nine months ended September 30, 1998 (unaudited)
         Notes to Financial Statements


         Telecom Southwest Towers Limited Partnership

         Reports of Independent Auditors
         Balance Sheets as December 31, 1996 and 1997 and July 31, 1998 (unaudited)
         Statements of Operations for the years ended December 31, 1995, 1996 and 1997 and seven months ended July 31, 1997 and 1998 (unaudited) Statements of Partner's Capital for the years ended December 31, 1995, 1996 and 1997 and seven months ended July 31, 1998 (unaudited) Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997 and seven months ended July 31, 1997 and 1998 (unaudited) Notes to Financial Statements


         Telecom Towers Mid-Atlantic Limited Partnership

         Reports of Independent Auditors
         Consolidated Balance Sheets as December 31, 1996 and 1997, and July 31, 1998 (unaudited)
         Consolidated Statements of Operations for the years ended December 31, 1995, 1996 and 1997 and seven months ended July 31, 1997 and 1998 (unaudited)
         Consolidated Statements of Partner's Capital for the years ended December 31, 1995, 1996 and 1997 and seven months ended July 31, 1998 (unaudited)
         Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997 and seven months ended July 31, 1997 and 1998 (unaudited)
         Notes to Consolidated Financial Statements


         Telecom Towers of the West, L.P.

         Reports of Independent Auditors
         Consolidated Balance Sheets as December 31, 1996 and 1997, and July 31, 1998 (unaudited)
         Consolidated Statements of Operations for the period from August 31, 1996 to December 31, 1996 and year ended December 31, 1997 and seven months ended July 31, 1997 and 1998 (unaudited)
         Consolidated  Statements  of  Partner's  Capital  for the  years  ended
         December 31, 1996 and 1997 and seven months ended July 31, 1998 (unaudited)
         Consolidated Statements of Cash Flows for the period from August 31, 1996 to December 31, 1996 and year ended December 31, 1997 and seven months ended July 31, 1997 and 1998 (unaudited)
         Notes to Consolidated Financial Statements

         (b)  Unaudited Pro Forma Financial Information.

         Pursuant to Regulation 240.15d-11, the Company satisfied the requirements of Form 8-K, that require it to provide pro forma financial statements for the periods specified in Regulation 210.11.02 and 11.03, in the Company's Registration Statements on Form S-4 (File No. 333-70683 and File No. 333-70685) as filed on January 15, 1999 and declared effective by the Securities and Exchange Commission on such date.

         The unaudited pro forma condensed consolidated financial statements were provided in the Registration Statements on Form S-4 as follows:

         Unaudited  Pro  Forma  Condensed   Consolidated  Balance  Sheet  as  of
         September 30, 1998 Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1998 and year ended December 31, 1997 Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         (c)  Exhibits.

         Exhibit  2.1 - Agreement  and Plan of Merger,  dated as of November 16,
                        1998, by and among American Tower Corporation   ("ATC"),
                        American Towers, Inc., a Delaware Corporation ("ATI"), and OmniAmerica, Inc. a Delaware corporation.*

         Exhibit  2.2 - Agreement  and Plan of Merger,  dated as of November 16,
                        1998, by and among ATC, ATI, and TeleCom Towers, L.L.C., aDelaware limited liability company ("TeleCom").**

         Exhibit  2.3 - Amended and Restated Agreement and Plan of Merger, dated as of December 18, 1998, by and among ATC, ATC Merger Corporation, a Delaware corporation ("ATMC'), ATI and TeleCom.***

         Exhibit  2.4 - Amendment,  dated as of December 23, 1998,  by and among
                        ATC, ATMC, ATI and TeleCom.****


                  * Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on November 30, 1998.

                  ** Filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on November 30, 1998.

                  *** Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on January 8, 1999.

                  **** Filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on January 8, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                           AMERICAN TOWER CORPORATION
                                           (Registrant)

Date:    January 27, 1999                  By: /s/ Justin D. Benincasa
                                               --------------------------
                                               Name: Justin D. Benincasa
                                               Title: Vice President and
                                                      Corporate Controller